ALPHA ARCHITECT TAIL RISK ETF Ticker Symbol: CAOS Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS February 1, 2026 https://funds.alphaarchitect.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated February 1, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://funds.alphaarchitect.com/caos/. You can also get this information at no cost by calling (215) 882-9983.

INVESTMENT OBJECTIVE
The Alpha Architect Tail Risk ETF (the “Fund”) seeks to maximize total return through a combination of capital appreciation and current income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.63%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$64	$202	$351	$786
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest, under normal circumstances, in a portfolio of options contracts on securities that are linked to the performance of an index whose value is based on companies with market capitalizations that qualify them as “large cap” companies.
Arin Risk Advisors, LLC (“Arin”) and Alpha Architect, LLC (“Alpha Architect” and collectively with Arin, the “Sub-Advisers”) will serve as the Sub-Advisers for the Fund. Arin considers a company to be a “large cap”

company if its market capitalization is at least $10 billion. Arin utilizes one or more combinations of long and short put and call options, such as options on securities that are linked to the performance of the S&P 500 Index (the “Index”) (these options are known as “SPX Options”) in an effort to gain broad market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index. The Fund may utilize either standard exchange-listed options or FLexible EXchange® Options (“FLEX Options”) or a combination of both.
The Fund’s three primary objectives are: (i) to gain a varying amount of market exposure to the Index; (ii) limit risk relative to a decline in the Index and profit from a market dislocation event; and (iii) generate a series of cash flows. Arin considers a market dislocation event (also known as a tail risk event) when the Index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected Index volatility (generally greater than 50) - see discussion of Protective Options below. Examples of historical market dislocation or tail risk events that have met both of these standards include the Financial Crisis of 2008-09 and the COVID-19 Pandemic of 2020.
In order to gain Index exposure, the Fund will sell SPX Options (or options that offer similar market and volatility exposure, such as a broad-based U.S. equity ETF) or a combination of SPX Options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX Options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains from the option premiums paid to the Fund when such options expire worthless or when the value of such options decreases over time. These gains are attributable to the decrease in value of the SPX Options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX Options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest Index exposure. If the Index price trades below the strike price, the Fund will have greater Index exposure. In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of option premium initially received. The Fund’s investment exposure to the Index will generally vary between 120% exposure to the Index and -40% (i.e., short exposure to the Index), exclusive of the Protective Options as discussed below. The Fund’s exposure to the Index will depend on the mix of call options and put options in the Fund’s portfolio, and whether such options have been sold or purchased by the Fund.
The Fund’s total performance will be a function of its exposure to the Index over certain periods of time and the income and expenses of the option premiums. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index. The SPX Options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX Options (short SPX Options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX Options (long SPX Options require an initial cash payment in exchange for the right to receive a future cash payment at a future date). The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when Arin believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when Arin believes the value of the Index will decrease.
An option spread combines two or more option contracts as a single trade. The Fund sells one SPX Option and simultaneously buys an offsetting position in another SPX Option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, Arin’s ability to adjust the position, and the pricing of the SPX Options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure. Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX Option contracts held by the Fund for long market exposure.
The following is an overview of the limitations on the Fund’s use of put and call options:
•When the Fund sells call options, the Fund receives an option premium and will experience a loss if the Index rises above the call option strike price plus the premium collected;

•When the Fund buys call options, the Fund pays a premium and will experience a loss if the Index fails to rise above the call option strike price plus the premium paid;
•When the Fund sells put options, the Fund receives a premium and will experience a loss if the Index falls below the put option strike price less the premium collected; and
•When the Fund buys put options, the Fund pays a premium and will experience a loss if the Index fails to fall below the put option strike price less the premium paid.
The Fund will purchase other SPX Options (“Protective Options”) that should appreciate during a market dislocation event. During other market periods, such as when the Index is increasing in value, the Protective Options will decrease the Fund’s return. When the Index falls below the strike prices of the Protective Options, the Fund will be negatively correlated to the Index. The Protective Options provide the Fund with potential reductions to its Index exposure (see above where Index exposure is typically between 120% exposure to the Index and -40%) and may cause the Fund’s Index exposure to fall below -40%. If the Index were to suddenly fall below the strike prices of the Protective Options, the Fund should experience a gain from the decline in the Index.
The SPX Option exposure from the Protective Options is referred to as the Fund’s “Protection Ratio”. This Protection Ratio represents the number of Protective Options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX Options representing the investment of all the Fund’s assets (the Fund’s total net assets divided by the Index value divided by 100 units per contract). A higher Protection Ratio would generally mean the Fund owns relatively more Protective Options as compared to its net assets than when the Fund has a lower Protection Ratio. Purchasing the Protective Options during periods without any market dislocation events will cause the Fund’s return to be lower than it would have been had the Fund purchased fewer or no Protective Options. Arin seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize this carrying cost. There may be periods where the high carrying cost of the Protective Options may result in Fund’s Protection Ratio remaining below 10. Furthermore, during a market dislocation event, the Fund expects its Protective Options to increase in value. When the Protective Options increase in value, the Fund may experience a high cost to continue holding all of its Protective Options and Arin may seek to sell some or all of the Protective Options.
Arin will also maintain a collateral portfolio that is designed primarily to serve as margin or collateral for the Fund’s options positions and secondarily to enhance the Fund’s return by generating income (the “Collateral Portfolio”). Under normal circumstances, the Fund will allocate approximately 20% of its capital to gain exposure to the Index, 1% to 10% of the Fund’s assets will be allocated to the Protective Options and the remaining cash will be utilized as part of the Collateral Portfolio. The Collateral Portfolio is comprised of cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds, or option “box spreads” (“Box Spreads”), including ETFs that hold Box Spreads. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices).
Arin may invest up to 100% of the Collateral Portfolio in the Alpha Architect 1-3 Month Box ETF (the “1-3 Month Box ETF”). The 1-3 Month Box ETF is advised by Empowered Funds, LLC dba EA Advisers (the “Adviser”) and is sub-advised by Arin and Alpha Architect, LLC. The 1-3 Month Box ETF is an actively managed ETF whose investment objective is to provide investment results that, before fees and expenses, equal or exceed the price and yield performance of an investment that tracks the 1-3 month sector of the United States Treasury Bill market. To achieve its principal investment strategy the 1-3 Month Box ETF primarily invests in Box Spreads. The 1-3 Month Box ETF may also utilize an exchange-listed options strategy using long shares of an individual equity security or ETF (in place of the Synthetic Long) together with a Synthetic Short created by purchasing a put option and selling a call option on that equity security or ETF with the same strike and expiration date.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. The Fund’s portfolio turnover rate is expected to be greater than 100%. A high portfolio turnover rate will increase the Fund’s brokerage commission costs, which will negatively impact the performance of the Fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Options Risk.
•Selling or Writing Options. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the underlying or reference asset. An underlying or reference asset may be an index, equity security, or ETF. If this occurs, the call option could be exercised and the underlying asset would then be sold at a lower price than its current market value. In the case of cash settled call options such as SPX options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the underlying asset, such a strategy limits the opportunity to profit from an increase in the market value of the underlying asset in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying asset. If this occurs, the put option could be exercised and the underlying asset would then be sold at a higher price than its current market value. In the case of cash settled put options, the put seller would be required to purchase the put option at a price that is higher than the original sales price for such put option.
•Buying or Purchasing Options Risk. If a call or put option is not sold when it has remaining value and if the market price of the underlying asset, in the case of a call option, remains less than or equal to the exercise price, or, in the case of a put option, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the call or put option. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position. When an option is purchased to hedge against price movements in an underlying asset, the price of the option may move more or less than the price of the underlying asset.
•Box Spread Risk. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices). If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund (or an underlying ETF) sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund (or the underlying ETF) at competitive prices.
•FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of Arin (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (i.e., stock options, futures contracts, caps, floors, etc.). When the Fund obtains exposure to derivatives it will be exposed to the risks of those derivatives. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. Unfavorable changes in the value of the underlying asset, rate or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, a the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund’s investments are at risk that the OCC will be unable or unwilling to perform its obligations under the option contract terms. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Leverage Risk. Leverage risk refers to the potential for increased volatility and losses in a portfolio due to the use of derivatives or other financial instruments that may magnify gains and losses beyond the initial investment. The Fund will utilize derivatives, such as options, to gain exposure to certain assets or markets with a smaller initial investment. While leveraging derivatives can amplify gains, it can also magnify losses significantly. Leverage could possibly create increased volatility for the Fund.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in interest rate sensitive markets. Interest rate markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, the investment’s average time to maturity, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk. Investments in securities whose performance is linked to that of equity securities, such as SPX Options, may fluctuate in value in response to many factors, including the activities of the individual issuers included in the Index, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Investment Company Risk. An investment in other registered investment companies (including other ETFs, affiliated and non-affiliated) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory fees and trading costs. Investments in ETFs are also subject to the “ETF Risks” described below.
In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.
The Fund may invest in affiliated ETFs managed by the Adviser, Alpha Architect, and/or Arin, including the 1-3 Month Box ETF. The Adviser, Alpha Architect, and/or Arin may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated ETF or across multiple affiliated ETFs, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser, Alpha Architect, and/or Arin.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective.
Management Risk. The Fund is actively managed and Arin’s ability to choose suitable investments and implement the strategies described above has a significant impact on the ability of the Fund to achieve its investment objectives. In addition, there is the risk that the investment process, techniques and analyses used by Arin will not produce the desired investment results and the Fund may lose value as a result.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Cash Creation Unit Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations and redemptions for cash, rather than in-kind securities (although redemptions will also be done in-kind under certain circumstances). The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.
Tax Risk. The Fund may enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under the Internal Revenue Code of 1986, as amended (the “Code”), which may affect the taxation of the Fund. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the need to make taxable distributions, including those that will be taxed at the rates applicable to ordinary income. For example, exchange-traded options on certain indexes are currently taxed under Code Section 1256 pursuant to which profit and loss with respect to such options are subject to tax as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, certain derivatives are subject to mark-to-market, constructive sale, and straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable distributions that will need to be made by the Fund.
The Fund intends to qualify as a regulated investment company (“RIC”) under the Code, which requires the Fund to distribute a certain portion of its income and gains each year, among other requirements. Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of its shareholders under Code Section 852(b)(6), the Fund does not recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) or a court disagrees with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund may not have distributed sufficient income or gains to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders. In addition, the U.S. federal income tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset and may adversely affect the timing, character, and amount of income the Fund realizes from its investments.
Additionally, Code Section 1258 requires that certain capital gain from an investment be recharacterized as ordinary income if substantially all of the expected return is attributable to the time value of holding the investment and such investment falls into certain defined categories (a “conversion transaction”). If any of the Fund’s transactions or holding of Shares are deemed to be conversion transactions, certain gains from such transactions or Shares would be treated as ordinary income, which could result respectively in the Fund having not distributed enough income to qualify as a RIC (with the same tax consequences described above) or gain on the disposition of Shares being treated as ordinary income. No assurance can be given that the IRS or a court will not treat any such transactions by the Fund or the holding of Shares as conversion transactions.

If the IRS or a court were to determine that any transactions by the Fund should have been treated differently for tax purposes, it may be the case that the Fund has not previously distributed sufficient income or gains to qualify as a RIC in one or more prior years as described above. In addition to paying regular corporate income taxes or a deficiency dividend, the Fund may be responsible for penalties associated with incorrect information reporting about its distributions, which could be significant. Additionally, if the IRS or a court were to determine that any transactions by the Fund should have been treated differently for tax purposes, distributions made by the Fund may need to be recharacterized from capital gain to ordinary income, or vice versa, which could result in certain shareholders having underreported income or gains to the IRS for the applicable years. Such underreported income or gains could result in a shareholder owing increased taxes, penalties and interest to the IRS. Please consult your own tax advisor regarding how the Fund’s tax risks may potentially affect your particular tax situation.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The Fund has adopted the performance of the Arin Large Cap Theta Fund, a series of the Starboard Investment Trust (the “Predecessor Mutual Fund”) as the result of the reorganization of the Predecessor Mutual Fund into the Fund (the “Reorganization”). The bar chart shows the Fund’s (and Predecessor Mutual Fund’s) performance for calendar years ended December 31. The table shows illustrates how the Fund’s (and Predecessor Mutual Fund’s) average annual returns for one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance.
The Fund’s total net operating expense ratio is equivalent to the total net operating expense ratio of the Predecessor Mutual Fund. Returns in the bar chart and table for the Predecessor Mutual Fund have not been adjusted. Unlike the Fund’s (and Predecessor Mutual Fund’s) returns, the index returns do not reflect any deductions for fees, expenses or taxes. Past performance, before or after taxes, is not indicative of future performance. Performance information is also available on the Fund’s website at https://funds.alphaarchitect.com or by calling the Fund at (215) 882-9983.
Calendar Year Total Returns as of December 31

30%
20%
10%
0%
-10%
-20%
0.95%
4.75%
-6.36%
3.20%
22.42%
2.83%
-14.14%
13.30%
5.24%
2.58%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest quarterly performance for the Predecessor Mutual Fund was 28.99% (for the quarter ended March 31, 2020). The lowest quarterly performance was -14.16% (for the quarter ended June 30, 2022).*

Average Annual Total Returns (for periods ended December 31, 2025)
Alpha Architect Tail Risk ETF	1 Year	5 Years	10 Years	Since Inception (08/14/2013)
Return Before Taxes	2.58%	1.55%	3.05%	3.47%
Return After Taxes on Distributions[1]	2.58%	1.16%	2.35%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.52%	1.11%	2.17%	2.49%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.02%
*The Predecessor Mutual Fund commenced operations on August 14, 2013.
1This table shows returns for the Institutional Class Shares of the Predecessor Mutual Fund, which commenced operations on August 14, 2013. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).
INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Advisers:	Arin Risk Advisors, LLC (“Arin”) Alpha Architect, LLC (“Alpha Architect”)
PORTFOLIO MANAGERS
The Fund’s portfolio is managed on a day-to-day basis by Lawrence Lempert, Joseph DeSipio, and Ryan Bailey. Messrs. Lempert and DeSipio have managed the Fund since its inception and Mr. Bailey has managed the Fund since February 2026.
Messrs. Lempert and DeSipio have also served as a portfolio manager of the Predecessor Mutual Fund since its inception in August 2013.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.